EXHIBIT 99.4

                              COMPUTER ASSOCIATES

                           Forward-Looking Statements
                                Contained Herein

Statements in this release concerning the Company's future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; instability resulting from changes to the company's business model; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

                                  INTRODUCING

                              A NEW BUSINESS MODEL

                     Innovative Approach to Doing Business

*    CA's strength is in the diversity and excellence of our software products

*    Our new business model empowers clients to take advantage of that diversity

* Enables CA and its shareholders to build residual value that transcends quarterly performance

*    Eliminates the back-end loaded nature of our business

*    Unlocks the true value of CA

                               How does it work?

*    Customers vary their software mix as their business needs change

*    Freedom to use a variety of software products during contracted periods

* Flexible customer licensing including payments up-front, month-to-month, and over a term

*    Discounts for longer terms and volume

                              Real Client Benefits

*    Provides more flexibility in how clients license their software

*    Faster, simpler, more cost-effective way to do business with CA

*    Map the growth of their technology to the growth of their business

*    Take advantage of the latest advances in CA technology

*    More predictable costs

                            What does it mean for CA?

* The new licensing model helps build better visibility into the company's revenue stream and residual value.

* CA will recognize income on a monthly basis, rather than on a one-time basis thereby reducing the uncertainty of quarterly revenues.

* While the new license model changes the way CA recognizes income, it does not change the company's overall cash flow.

                           Reported Revenue - Timing

                        Year 1         Year 2         Year 3           Total
Payments                100            100            100              300

Revenue Old             300
Residual Value            0              0              0

Revenue New             100            100            100              300
Residual Value          200            100              0

* Excludes impact of maintenance and interest

                             Financial Information

All  of  the  financial   information   set  forth  is  subject  to  the  risks,
uncertainties, and assumptions referred to in the "Forward Looking Statement" proviso.

                              Current Year Impact

                         FY01     FY01       FY01      FY01      FY01
                          Q1       Q2       Q3 (A)    Q4 (A)   Total (A)
                        -----    -----     -------    ------   ---------
Reported

   Product Revenue      1,137    1,527        528        591      3,783
   Services Revenue       141      154        135        125        555
   Total Revenue        1,278    1,681        663        716      4,338

        Contract Value  1,278    1,681

   Operating-EPS        $0.14    $0.54


Pro-forma

   Product Revenue      1,183    1,243      1,280      1,341      5,047
   Services Revenue       141      154        135        125        555
   Total Revenue        1,324    1,397      1,415      1,466      5,602

   Operating-EPS        $0.33    $0.39      $0.40      $0.43      $1.55

(A) Projected

Assumptions used to project future results are based on historical data, trends, and other financial information.

                          And Impact On Next Two Years

                               FY00         FY01 (A)        FY02 (A)
                             --------      ---------       ---------

Reported:

      Product Revenue          6,266           3,783          2,755
      Services Revenue           500             555            510
                               -----           -----          -----
      Total Revenue            6,766           4,338          3,265

          Contract Value       6,766

      Operating-EPS            $3.28
      Backlog                                  3,028          8,222

Pro-Forma:

      Product Revenue          4,492           5,049          5,636
                                                 12%            12%
      Services Revenue           764             554            510
      Total Revenue            5,256           5,603          6,146

      Operating - EPS          $1.31           $1.55          $2.01
                                                 18%            30%

Assumptions used to project future results are based on historical data, trends, and other financial information.

                              A win-win situation

*    Clients with greater satisfaction

* Sales force with greater focus on selling technology and armed with a true value proposition

* Investors who can focus on technology benefits instead of unpredictability of revenue streams

                           Forward-Looking Statements
                                Contained Herein

Statements in this release concerning the Company's future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; instability resulting from changes to the company's business model; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

COMPUTER ASSOCIATES